Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The Board does not take material, non-public information (“MNPI”) into account when determining the grant timing of equity awards, and the release of MNPI is not timed for the purpose of affecting the value of executive compensation.
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false